UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 4173

John Hancock Investors Trust
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone

Treasurer

601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2016

ITEM 1. SHAREHOLDERS REPORT.

John Hancock

Investors Trust

Ticker: JHI
Semiannual report 4/30/16

A message to shareholders

Dear shareholder,

The past six months marked a challenging period for fixed-income investors. A slowdown in global growth, particularly in China, was one source of anxiety; meanwhile, oil prices continued their dramatic slide, hitting multi-year lows in February before rebounding in the second half of the period. Against this backdrop, credit-sensitive bonds and risk assets in general sold off before regaining ground to finish with modest gains.

Volatile market environments are naturally unsettling. But despite the recent turbulence, the economic picture in the United States offers reasons for optimism. Unemployment and inflation both remain low, while the housing market and consumer demand have both shown signs of resilience. Nonetheless, the volatility that characterized the markets at the start of the year could be with us for some time.

At John Hancock Investments, portfolio risk management is a critical part of our role as an asset manager, and our dedicated risk team is focused on these issues every day. We continually strive for new ways to analyze potential risks and to ensure that we have adequate liquidity tools in place. As always, your best resource in times like these is your financial advisor, who can help make sure your portfolio is sufficiently diversified to meet your long-term objectives and to withstand the inevitable bumps along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of April 30, 2016. They are subject to change at any time. All investments entail risks, including the possible loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Investors Trust

Table of contents

2	Your fund at a glance
4	Discussion of fund performance
8	Fund's investments
19	Financial statements
23	Financial highlights
24	Notes to financial statements
32	Additional information
33	Shareholder meeting
34	More information

SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTORS TRUST       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks to generate income for distribution to its shareholders, with capital appreciation as a secondary objective.

AVERAGE ANNUAL TOTAL RETURNS AS OF 4/30/16 (%)

The Barclays U.S. Government/Credit Bond Index is an unmanaged index of U.S. government bonds, U.S. corporate bonds, and Yankee bonds.

It is not possible to invest directly in an index. Index figures do not reflect expenses and sales charges, which would result in lower returns.

The fund's most recent performance and current annualized distribution rate can be found at jhinvestments.com.

If a shareholder purchases shares at a time when the market price is at a premium to the NAV or sells shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

The performance data contained within this material represents past performance, which does not guarantee future results.

SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTORS TRUST       2

PERFORMANCE HIGHLIGHTS OVER THE LAST SIX MONTHS

Investment-grade corporates, high-yield bonds (those rated BB or lower), and emerging-market debt posted gains

After an initial sell-off, all three market segments staged a significant rally from mid-February onward.

The fund's asset allocation helped performance

An emphasis on the credit sectors, and corresponding underweight in U.S. Treasuries, was well suited for the environment of the past six months.

Security selection detracted from results

The benefit from favorable asset allocation was offset by individual security selection, particularly within the industrials sector.

PORTFOLIO COMPOSITION AS OF 4/30/16 (%)

A note about risks

As is the case with all closed-end funds, shares of this fund may trade at a discount or a premium to the fund's net asset value (NAV). An investment in the fund is subject to investment and market risks, including the possible loss of the entire principal invested. There is no guarantee prior distribution levels will be maintained, and distributions may include a substantial return of capital. Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if a creditor, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments. Investments in higher-yielding, lower-rated securities are subject to a higher risk of default. An issuer of securities held by the fund may default, have its credit rating downgraded, or otherwise perform poorly, which may affect fund performance. Liquidity—the extent to which a security may be sold or a derivative position closed without negatively affecting its market value, if at all—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. The fund's use of leverage creates additional risks, including greater volatility of the fund's NAV, market price, and returns. There is no assurance that the fund's leverage strategy will be successful. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment.

SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTORS TRUST       3

Discussion of fund performance

An interview with Portfolio Manager Jeffrey N. Given, CFA, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Jeffrey N. Given, CFA
Portfolio Manager
John Hancock Asset Management

Can you describe the recent market environment?

Despite a high level of volatility and the poor performance of the credit sectors from November through January, the major bond market indexes finished the semiannual period with a positive return. In the first half of the period, U.S. Treasuries performed relatively well, but most other major market segments were pressured by negative headlines and a sharply decreased appetite for risk among investors. Falling commodity prices, weaker global economic data, and concerns that the U.S. Federal Reserve (Fed) would enact multiple rate increases in 2016 weighed on the returns of higher-risk debt, including domestic high-yield bonds and investment-grade corporates. Emerging-market bonds held up reasonably well, however, due in part to a beneficial balance of supply and demand stemming from a sharp decline in new issuance during 2015.

The environment changed for the better midway through February, sparking a recovery in the previously depressed areas of the bond market. The European Central Bank and the Bank of Japan surprised investors by announcing shifts in monetary policy that were much more favorable than anticipated. In addition, the Fed allayed the market's interest-rate fears by indicating it would maintain a gradual, data-dependent approach to its policy decisions. Together, these factors led to a robust recovery in investment-grade and high-yield corporate debt, enabling both areas to make up for their earlier losses and finish in positive territory. Emerging-market bonds also performed very well in the second half of the period, as improving investor confidence led to a resurgence of cash flows into the asset class.

What aspects of the fund's positioning helped and hurt relative performance?

The fund narrowly outperformed its comparative index during the six-month period, with the largest positive contribution coming from its asset allocation strategy. The fund typically holds an underweight in U.S. Treasuries in favor of a focus on the credit sectors (i.e., investment-grade corporates, high-yield bonds, emerging-market debt). In addition, the fund has a small allocation to securitized debt, a category that includes mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities. This approach worked well during the past year, reflecting

SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTORS TRUST       4

"The fund narrowly outperformed its comparative index during the semiannual period, with the largest positive contribution coming from its asset allocation strategy."
the broader gains in the credit sectors. Allocations to high yield and the emerging markets were particularly additive, given the meaningful outperformance of these groups. The underweight in U.S. Treasuries also had a favorable effect on relative performance. Even though Treasuries finished the period with a gain, they lagged in relation to the credit sectors.

The benefit of asset allocation was offset by the adverse effect of security selection and yield curve positioning. The relative weakness in issue selection stemmed largely from the fund's underperformance within the industrials sector, where several of its energy-related holdings trailed the broader group.

What changes did you make to the fund's positioning?

We made some notable changes during the fourth quarter of 2015. First, we reduced the fund's

QUALITY COMPOSITION AS OF 4/30/16 (%)

U.S. Government Agency	5.3
U.S. Government Agency Collateralized mortgage obligations	0.4
A	3.5
BBB	19.9
BB	32.8
B	29.5
CCC and below	5.0
Equity	1.3
Not rated	0.8
Short-term investments	1.5

As a percentage of total investments.

Ratings are from Moody's Investors Service, Inc. If not available, we have used Standard & Poor's Ratings Services. In the absence of ratings from these agencies, we have used Fitch Ratings, Inc. "Not Rated" securities are those with no ratings available from these agencies. All ratings are as of 4-30-16 and do not reflect subsequent downgrades or upgrades, if any.

SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTORS TRUST       5

"The relative weakness in issue selection stemmed largely from the fund's underperformance within the industrials sector ..."
weighting in investment-grade debt and increased its position in high-yield (below-investment-grade) bonds. The net impact of this shift was a modest increase in the fund's credit exposure, which we believed was appropriate given the substantial rise in yield spreads that occurred in the high-yield bond market during 2015. While spreads rose to an extent that could typically indicate a high likelihood of a recession, the U.S. economy continued to exhibit positive growth trends—a disconnect that we saw as a potential opportunity. Lower-rated securities indeed began to outperform in the latter half of the period, so this shift added value for the fund.

Second, we slightly increased the fund's duration (interest-rate sensitivity) from its November low late in 2015. Although the Fed raised interest rates by a quarter point in December, we believed the backdrop of slow growth and low inflation indicated that the long end of the yield curve was unlikely to come under meaningful pressure. Further, we saw a longer duration as a way to offset some of the credit risk in the portfolio.

We continued to tilt the portfolio away from the energy and mining industries, both of which we believe will continue to face challenges from volatile commodity prices. Within energy, we preferred companies with below-average sensitivity to oil prices, such as midstream pipeline operators. We also continued to favor the financials sector, where companies' ability to increase their leverage is constrained by regulations.

COUNTRY COMPOSITION AS OF 4/30/16 (%)

United States	71.0
Mexico	5.2
Luxembourg	2.8
Canada	2.2
United Kingdom	2.1
Netherlands	2.0
Ireland	1.9
France	1.5
Brazil	1.5
Turkey	1.2
Other countries	8.6
TOTAL	100.0
As a percentage of total investments.

SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTORS TRUST       6

What are some of the reasons behind the fund's current positioning?

We believe the bond market remains supported by the beneficial combination of slow growth and contained inflation. In addition, we think the Fed's data-dependent strategy indicates that the central bank is likely to maintain its lower-for-longer interest-rate policy. At the same time, however, we don't see the latitude for significant upside in the market due to the low absolute level of bond yields. We therefore anticipate a continued backdrop of low total returns, which argues for a continued emphasis on higher-yielding securities.

We were very mindful of credit risk during the latter part of the period. Accordingly, we began emphasizing higher-quality bonds, such as those rated BB and BBB, when establishing new positions for the fund. We believe this strategy will enable the fund to participate in additional market upside while also providing a measure of protection against the possibility of continued volatility.

MANAGED BY

Dennis F. McCafferty, CFA On the fund since 2013 Investing since 1995
John F. Addeo, CFA On the fund since 2012 Investing since 1984
Jeffrey N. Given, CFA On the fund since 2002 Investing since 1993

The views expressed in this report are exclusively those of Jeffrey N. Given, CFA, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTORS TRUST       7

Fund's investments

As of 4-30-16 (unaudited)
	Rate (%)	Maturity date	Par value^		Value
Corporate bonds 136.1% (87.2% of Total investments)					$203,848,666
(Cost $209,068,973)
Consumer discretionary 26.8%					40,133,166
Auto components 1.9%
American Axle & Manufacturing, Inc.	6.250	03-15-21		1,000,000	1,040,000
Lear Corp. (Z)	5.250	01-15-25		1,210,000	1,282,600
Nemak SAB de CV (L)(S)(Z)	5.500	02-28-23		550,000	571,313
Automobiles 1.0%
Fiat Chrysler Automobiles NV (L)(Z)	5.250	04-15-23		700,000	707,903
General Motors Company (Z)	4.000	04-01-25		400,000	404,338
General Motors Financial Company, Inc. (Z)	3.450	04-10-22		380,000	381,355
Hotels, restaurants and leisure 2.6%
GLP Capital LP (Z)	4.375	04-15-21		320,000	327,200
GLP Capital LP (Z)	5.375	04-15-26		450,000	468,563
International Game Technology PLC (S)(Z)	6.500	02-15-25		1,785,000	1,802,850
Mohegan Tribal Gaming Authority (L)(Z)	9.750	09-01-21		1,240,000	1,297,350
Waterford Gaming LLC (H)(S)	8.625	09-15-49		377,791	0
Household durables 1.0%
Lennar Corp. (Z)	4.875	12-15-23		650,000	658,125
Toll Brothers Finance Corp. (Z)	4.875	11-15-25		875,000	881,563
Internet and catalog retail 1.4%
QVC, Inc. (Z)	4.450	02-15-25		1,200,000	1,190,664
QVC, Inc. (Z)	5.950	03-15-43		1,000,000	900,213
Media 15.6%
AMC Networks, Inc.	5.000	04-01-24		405,000	405,506
Cablevision Systems Corp.	7.750	04-15-18		450,000	471,375
Cablevision Systems Corp.	8.000	04-15-20		750,000	751,493
CCO Holdings LLC (L)(Z)	5.125	02-15-23		1,350,000	1,383,750
CCOH Safari LLC	5.750	02-15-26		1,500,000	1,548,750
Grupo Televisa SAB (L)(Z)	4.625	01-30-26		725,000	771,842
Grupo Televisa SAB	8.490	05-11-37	MXN	11,700,000	685,982
McGraw-Hill Global Education Holdings LLC (S)	7.875	05-15-24		1,100,000	1,127,500
MDC Partners, Inc. (S)	6.500	05-01-24		655,000	679,563
Myriad International Holdings BV (S)	5.500	07-21-25		915,000	935,167
Myriad International Holdings BV (S)	6.000	07-18-20		440,000	480,022
Nielsen Finance LLC (S)	5.000	04-15-22		800,000	816,000
Numericable-SFR SA (S)	6.250	05-15-24		1,050,000	1,015,875
Outfront Media Capital LLC (L)(Z)	5.250	02-15-22		900,000	927,000
Outfront Media Capital LLC	5.625	02-15-24		1,700,000	1,768,000
Outfront Media Capital LLC	5.875	03-15-25		485,000	506,825
Radio One, Inc. (S)	7.375	04-15-22		945,000	871,763

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTORS TRUST       8

	Rate (%)	Maturity date	Par value^	Value
Consumer discretionary (continued)
Media (continued)
Sinclair Television Group, Inc. (S)	5.875	03-15-26	375,000	$388,125
Sinclair Television Group, Inc.	6.375	11-01-21	830,000	877,725
Sirius XM Radio, Inc. (S)	6.000	07-15-24	925,000	975,968
Time Warner Cable, Inc. (Z)	4.500	09-15-42	1,515,000	1,418,507
Time Warner Cable, Inc. (Z)	8.250	04-01-19	375,000	440,186
Time Warner, Inc. (Z)	4.850	07-15-45	700,000	753,766
Time Warner, Inc. (Z)	6.500	11-15-36	1,165,000	1,437,244
Virgin Media Secured Finance PLC (S)	5.375	04-15-21	900,000	940,500
WMG Acquisition Corp. (S)	6.000	01-15-21	868,000	891,870
Specialty retail 2.3%
Group 1 Automotive, Inc. (Z)	5.250	12-15-23	1,500,000	1,492,500
Jo-Ann Stores Holdings, Inc., PIK (S)	9.750	10-15-19	500,000	422,500
L Brands, Inc.	6.950	03-01-33	1,440,000	1,483,200
Textiles, apparel and luxury goods 1.0%
PVH Corp. (L)(Z)	4.500	12-15-22	1,500,000	1,550,625
Consumer staples 7.0%				10,487,949
Beverages 2.4%
Anadolu Efes Biracilik Ve Malt Sanayii AS (S)	3.375	11-01-22	2,000,000	1,771,240
Corporacion Lindley SA (S)	4.625	04-12-23	1,000,000	1,035,000
SABMiller Holdings, Inc. (S)(Z)	3.750	01-15-22	750,000	801,181
Food and staples retailing 2.0%
Office Depot de Mexico SA de CV (S)	6.875	09-20-20	1,610,000	1,668,363
SUPERVALU, Inc. (L)(Z)	7.750	11-15-22	650,000	563,875
Tops Holding LLC (S)	8.000	06-15-22	860,000	769,700
Food products 0.9%
Kraft Heinz Foods Company (S)(Z)	4.875	02-15-25	675,000	746,586
Post Holdings, Inc. (L)(Z)	7.375	02-15-22	615,000	648,056
Household products 0.3%
Reynolds Group Issuer, Inc.	5.750	10-15-20	400,000	415,500
Personal products 0.8%
Revlon Consumer Products Corp.	5.750	02-15-21	1,200,000	1,219,500
Tobacco 0.6%
Reynolds American, Inc. (Z)	6.875	05-01-20	720,000	848,948
Energy 15.5%				23,155,293
Energy equipment and services 0.3%
Chaparral Energy, Inc.	7.625	11-15-22	785,000	235,500
Permian Holdings, Inc. (S)	10.500	01-15-18	700,000	246,750
Oil, gas and consumable fuels 15.2%
American Energy-Permian Basin LLC (L)(S)(Z)	7.125	11-01-20	500,000	225,000
Anadarko Petroleum Corp. (L)(Z)	5.550	03-15-26	530,000	566,813

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTORS TRUST       9

	Rate (%)	Maturity date	Par value^	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
Antero Resources Corp.	5.125	12-01-22	552,000	$529,920
Cenovus Energy, Inc. (Z)	3.800	09-15-23	875,000	788,684
Continental Resources, Inc.	4.500	04-15-23	500,000	446,565
Enbridge Energy Partners LP (Z)	5.875	10-15-25	2,005,000	2,111,269
Energy XXI Gulf Coast, Inc. (H)(S)	11.000	03-15-20	870,000	304,500
Global Partners LP (L)(Z)	6.250	07-15-22	1,225,000	1,004,500
Kinder Morgan Energy Partners LP (Z)	4.250	09-01-24	1,310,000	1,267,400
Kinder Morgan, Inc. (Z)	5.550	06-01-45	1,055,000	982,450
Lukoil International Finance BV (S)	4.563	04-24-23	1,000,000	972,370
Oasis Petroleum, Inc. (L)(Z)	6.875	03-15-22	1,260,000	1,124,550
Pacific Exploration and Production Corp. (H)(S)	5.125	03-28-23	705,000	103,988
PBF Holding Company LLC (S)	7.000	11-15-23	675,000	658,125
Petrobras Global Finance BV	6.850	06-05-15	1,535,000	1,135,900
Petroleos Mexicanos (L)(Z)	5.500	01-21-21	755,000	792,750
SandRidge Energy, Inc. (H)(S)	8.750	06-01-20	1,505,000	436,450
SM Energy Company (L)(Z)	5.625	06-01-25	1,755,000	1,474,200
Teekay Offshore Partners LP	6.000	07-30-19	1,085,000	802,900
Tesoro Corp. (Z)	5.125	04-01-24	650,000	650,000
Tesoro Logistics LP	6.125	10-15-21	635,000	649,288
Tesoro Logistics LP (L)(Z)	6.250	10-15-22	650,000	666,244
Tullow Oil PLC (S)	6.000	11-01-20	1,020,000	816,000
Whiting Petroleum Corp. (L)(Z)	5.750	03-15-21	705,000	585,150
Whiting Petroleum Corp. (L)(Z)	6.250	04-01-23	360,000	299,700
Williams Partners LP (Z)	4.875	03-15-24	2,135,000	1,936,697
WPX Energy, Inc.	5.250	09-15-24	615,000	517,830
Zhaikmunai LLP (S)	6.375	02-14-19	1,000,000	823,800
Financials 22.7%				34,015,601
Banks 9.3%
Banco Bradesco SA (S)	5.750	03-01-22	500,000	512,500
Banco BTG Pactual SA (S)	5.750	09-28-22	960,000	777,600
Barclays Bank PLC (S)(Z)	10.179	06-12-21	195,000	247,814
Citigroup, Inc. (6.125% to 11-15-20, then 3 month LIBOR + 4.478%) (Q)(Z)	6.125	11-15-20	1,000,000	1,016,250
CorpGroup Banking SA (S)	6.750	03-15-23	1,000,000	952,500
Credit Agricole SA (7.875% to 1-23-24, then 5 Year U.S. Swap Rate + 4.898%) (Q)(S)(Z)	7.875	01-23-24	1,165,000	1,118,996
Credit Agricole SA (8.125% to 12-23-25, then 5 Year U.S. Swap Rate + 6.185%) (Q)(S)(Z)	8.125	12-23-25	1,365,000	1,409,363
ING Groep NV (6.000% to 4-16-20, then 5 Year U.S. Swap Rate + 4.445%) (Q)(Z)	6.000	04-16-20	1,660,000	1,577,000
ING Groep NV (6.500% to 4-16-25, then 5 Year U.S. Swap Rate + 4.446%) (Q)(Z)	6.500	04-16-25	700,000	644,438

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTORS TRUST       10

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Banks (continued)
JPMorgan Chase & Co. (6.750% to 2-1-24, then 3 month LIBOR + 3.780%) (L)(Q)(Z)	6.750	02-01-24	2,200,000	$2,433,970
Lloyds Banking Group PLC (7.500% to 6-27-24, then 5 Year U.S. Swap Rate + 4.760%) (L)(Q)(Z)	7.500	06-27-24	1,000,000	991,500
Sberbank of Russia (S)	6.125	02-07-22	1,000,000	1,071,740
Wells Fargo & Company (5.900% to 6-15-24, then 3 month LIBOR + 3.110%) (Q)(Z)	5.900	06-15-24	1,110,000	1,136,363
Capital markets 2.7%
GrupoSura Finance SA (S)	5.700	05-18-21	440,000	466,400
Morgan Stanley (Z)	5.750	01-25-21	1,000,000	1,139,391
Morgan Stanley (5.550% to 7-15-20, then 3 month LIBOR + 3.810%) (L)(Q)(Z)	5.550	07-15-20	1,160,000	1,148,400
The Goldman Sachs Group, Inc. (Z)	3.750	05-22-25	375,000	385,188
The Goldman Sachs Group, Inc. (5.375% to 5-10-20, then 3 month LIBOR + 3.922%) (L)(Q)(Z)	5.375	05-10-20	1,000,000	965,000
Consumer finance 1.6%
American Express Company (4.900% to 3-15-20, then 3 month LIBOR + 3.285%) (Q)(Z)	4.900	03-15-20	1,095,000	985,500
Enova International, Inc.	9.750	06-01-21	665,000	498,750
Springleaf Finance Corp. (L)(Z)	6.900	12-15-17	465,000	485,925
Springleaf Finance Corp.	8.250	10-01-23	500,000	500,000
Diversified financial services 1.4%
Leucadia National Corp. (Z)	5.500	10-18-23	600,000	592,568
Lincoln Finance Ltd. (S)	7.375	04-15-21	385,000	409,544
NewStar Financial, Inc. (Z)	7.250	05-01-20	1,145,000	1,064,850
Insurance 1.8%
Aquarius & Investments PLC (6.375% to 9-1-19, then 5 Year U.S. Swap Rate + 5.210%)	0.030	09-01-24	1,000,000	1,050,636
MetLife, Inc. (Z)	6.817	08-15-18	1,000,000	1,121,287
Symetra Financial Corp. (8.300% to 10-15-17, then 3 month LIBOR + 4.177%) (S)	8.300	10-15-37	520,000	518,700
Real estate investment trusts 3.0%
Crown Castle International Corp. (Z)	4.875	04-15-22	1,000,000	1,085,000
Crown Castle Towers LLC (S)(Z)	4.883	08-15-40	750,000	801,930
Trust F/1401 (S)	5.250	12-15-24	2,475,000	2,567,813
Real estate management and development 0.5%
Rialto Holdings LLC (S)	7.000	12-01-18	732,000	717,360
Thrifts and mortgage finance 2.4%
Ladder Capital Finance Holdings LLLP	7.375	10-01-17	550,000	551,375
Nationstar Mortgage LLC	7.875	10-01-20	505,000	484,800

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTORS TRUST       11

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Thrifts and mortgage finance (continued)
Nationstar Mortgage LLC (L)(Z)	9.625	05-01-19	1,150,000	$1,198,875
Quicken Loans, Inc. (S)(Z)	5.750	05-01-25	535,000	502,900
Stearns Holdings LLC (S)	9.375	08-15-20	925,000	883,375
Health care 11.0%				16,470,942
Biotechnology 0.6%
Celgene Corp. (Z)	5.000	08-15-45	750,000	823,196
Health care providers and services 8.7%
Community Health Systems, Inc.	6.875	02-01-22	1,500,000	1,364,063
Covenant Surgical Partners, Inc. (S)	8.750	08-01-19	250,000	239,375
DaVita HealthCare Partners, Inc. (L)(Z)	5.125	07-15-24	1,145,000	1,165,289
Fresenius US Finance II, Inc. (S)(Z)	4.500	01-15-23	700,000	717,500
HCA, Inc. (Z)	5.250	04-15-25	1,000,000	1,035,000
HCA, Inc.	5.375	02-01-25	2,400,000	2,454,000
HCA, Inc.	7.500	02-15-22	530,000	600,225
HealthSouth Corp.	5.750	11-01-24	1,145,000	1,182,213
LifePoint Health, Inc.	5.875	12-01-23	1,500,000	1,563,750
Molina Healthcare, Inc. (S)	5.375	11-15-22	1,250,000	1,290,625
Select Medical Corp. (L)(Z)	6.375	06-01-21	1,515,000	1,437,356
Pharmaceuticals 1.7%
Mallinckrodt International Finance SA (S)	5.500	04-15-25	1,350,000	1,215,000
Mallinckrodt International Finance SA (S)	5.750	08-01-22	1,460,000	1,383,350
Industrials 12.0%				17,937,058
Aerospace and defense 4.0%
AerCap Ireland Capital, Ltd. (Z)	4.500	05-15-21	2,210,000	2,281,825
Huntington Ingalls Industries, Inc. (S)(Z)	5.000	12-15-21	1,240,000	1,299,681
LMI Aerospace, Inc. (L)(Z)	7.375	07-15-19	1,210,000	1,167,650
Textron Financial Corp. (6.000% to 2-15-17, then 3 month LIBOR + 1.735%) (S)	6.000	02-15-67	1,745,000	1,221,500
Air freight and logistics 0.4%
XPO Logistics, Inc. (L)(S)(Z)	6.500	06-15-22	570,000	557,175
Airlines 2.5%
Air Canada (S)	8.750	04-01-20	1,250,000	1,340,625
Air Canada 2013-1 Class C Pass Through Trust (S)	6.625	05-15-18	1,000,000	1,007,500
Continental Airlines 1999-1 Class A Pass Through Trust	6.545	08-02-20	138,295	146,510
TAM Capital 3, Inc. (S)	8.375	06-03-21	505,000	459,550
Tam Capital, Inc.	7.375	04-25-17	500,000	503,900
UAL 2009-1 Pass Through Trust	10.400	05-01-18	74,552	77,445
UAL 2009-2A Pass Through Trust	9.750	07-15-18	231,079	242,055

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTORS TRUST       12

	Rate (%)	Maturity date	Par value^		Value
Industrials (continued)
Building products 0.3%
Masco Corp. (Z)	4.450	04-01-25		500,000	$521,880
Construction and engineering 0.5%
AECOM	5.875	10-15-24		690,000	724,500
Industrial conglomerates 0.3%
Odebrecht Finance, Ltd. (S)	8.250	04-25-18	BRL	2,250,000	294,396
Odebrecht Offshore Drilling Finance, Ltd. (S)	6.750	10-01-23		879,400	114,322
Machinery 0.3%
Trinity Industries, Inc. (Z)	4.550	10-01-24		490,000	455,450
Road and rail 1.0%
OPE KAG Finance Sub, Inc. (S)	7.875	07-31-23		900,000	920,250
The Hertz Corp. (L)(Z)	6.250	10-15-22		500,000	503,495
Trading companies and distributors 2.4%
Ahern Rentals, Inc. (S)	7.375	05-15-23		535,000	407,938
Aircastle, Ltd. (Z)	5.000	04-01-23		340,000	346,174
Aircastle, Ltd. (L)(Z)	5.125	03-15-21		1,735,000	1,834,763
United Rentals North America, Inc. (L)(Z)	5.500	07-15-25		1,075,000	1,069,049
Transportation infrastructure 0.3%
CHC Helicopter SA (L)(Z)	9.250	10-15-20		976,500	439,425
Information technology 4.9%					7,428,446
Internet software and services 1.3%
Ancestry.com Holdings LLC, PIK (S)	9.625	10-15-18		220,000	224,675
InterActiveCorp (Z)	4.875	11-30-18		615,000	633,450
Rackspace Hosting, Inc. (S)(Z)	6.500	01-15-24		1,075,000	1,062,906
IT services 0.9%
Sixsigma Networks Mexico SA de CV (S)	8.250	11-07-21		1,500,000	1,440,000
Semiconductors and semiconductor equipment 1.4%
Micron Technology, Inc.	5.500	02-01-25		1,000,000	795,000
Micron Technology, Inc. (S)(Z)	7.500	09-15-23		1,310,000	1,355,850
Software 1.3%
Activision Blizzard, Inc. (S)(Z)	5.625	09-15-21		800,000	842,000
Electronic Arts, Inc. (Z)	4.800	03-01-26		1,020,000	1,074,565
Materials 14.5%					21,691,704
Building materials 0.9%
Standard Industries, Inc. (S)(Z)	5.375	11-15-24		1,220,000	1,271,850
Chemicals 5.4%
Ashland, Inc. (Z)	6.875	05-15-43		1,800,000	1,791,000
Braskem Finance, Ltd. (L)(Z)	6.450	02-03-24		760,000	746,700
Mexichem SAB de CV (L)(S)(Z)	6.750	09-19-42		1,500,000	1,498,125
Platform Specialty Products Corp. (L)(S)(Z)	6.500	02-01-22		1,615,000	1,421,200
Rain CII Carbon LLC (S)	8.250	01-15-21		360,000	271,350

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTORS TRUST       13

	Rate (%)	Maturity date	Par value^	Value
Materials (continued)
Chemicals (continued)
The Chemours Company (L)(S)(Z)	6.625	05-15-23	1,170,000	$1,023,750
The Scotts Miracle-Gro Company (S)	6.000	10-15-23	490,000	518,175
Tronox Finance LLC (S)	7.500	03-15-22	925,000	767,750
Construction materials 0.1%
Vulcan Materials Company (Z)	7.500	06-15-21	120,000	144,600
Containers and packaging 2.9%
Ardagh Finance Holdings SA, PIK (L)(S)(Z)	8.625	06-15-19	874,121	895,974
Ardagh Packaging Finance PLC (S)	7.250	05-15-24	320,000	320,000
Ball Corp. (Z)	5.250	07-01-25	1,425,000	1,498,929
Crown Americas LLC	4.500	01-15-23	1,000,000	1,020,000
Graphic Packaging International, Inc. (L)(Z)	4.875	11-15-22	650,000	669,500
Metals and mining 4.3%
Aleris International, Inc. (S)	9.500	04-01-21	530,000	553,850
AngloGold Ashanti Holdings PLC	5.375	04-15-20	675,000	689,830
AngloGold Ashanti Holdings PLC	8.500	07-30-20	500,000	538,500
FMG Resources August 2006 Pty, Ltd. (L)(S)(Z)	9.750	03-01-22	670,000	705,175
Glencore Finance Canada, Ltd. (L)(S)(Z)	3.600	01-15-17	730,000	732,738
MMC Norilsk Nickel OJSC (S)	5.550	10-28-20	750,000	785,625
Novelis, Inc. (L)(Z)	8.750	12-15-20	530,000	547,225
Rio Tinto Finance USA, Ltd. (Z)	7.125	07-15-28	710,000	892,826
Severstal OAO (S)	4.450	03-19-18	1,000,000	1,016,182
Paper and forest products 0.9%
Norbord, Inc. (S)	6.250	04-15-23	735,000	742,350
Sappi Papier Holding GmbH (S)	7.750	07-15-17	600,000	628,500
Telecommunication services 14.8%				22,212,108
Diversified telecommunication services 11.0%
CenturyLink, Inc. (L)(Z)	7.500	04-01-24	520,000	521,300
Cincinnati Bell, Inc.	8.375	10-15-20	1,500,000	1,537,500
Frontier Communications Corp.	7.125	03-15-19	530,000	559,150
Frontier Communications Corp. (S)	11.000	09-15-25	1,205,000	1,217,050
GCI, Inc.	6.875	04-15-25	1,355,000	1,368,550
Inmarsat Finance PLC (S)(Z)	4.875	05-15-22	1,275,000	1,211,250
Intelsat Jackson Holdings SA (L)(Z)	7.500	04-01-21	840,000	598,500
Intelsat Luxembourg SA (L)(Z)	6.750	06-01-18	630,000	486,675
Level 3 Financing, Inc.	5.625	02-01-23	880,000	904,200
SBA Communications Corp.	4.875	07-15-22	1,135,000	1,142,809
T-Mobile USA, Inc.	6.125	01-15-22	250,000	262,970
T-Mobile USA, Inc. (L)(Z)	6.250	04-01-21	900,000	938,250
T-Mobile USA, Inc. (L)(Z)	6.375	03-01-25	1,200,000	1,260,000
T-Mobile USA, Inc.	6.625	04-01-23	895,000	955,413
T-Mobile USA, Inc.	6.731	04-28-22	805,000	848,454

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTORS TRUST       14

	Rate (%)	Maturity date	Par value^		Value
Telecommunication services (continued)
Diversified telecommunication services (continued)
Telecom Italia Capital SA (L)(Z)	6.000	09-30-34		720,000	$711,000
Wind Acquisition Finance SA (S)	7.375	04-23-21		1,000,000	887,500
Windstream Services LLC (L)(Z)	7.500	06-01-22		1,375,000	1,127,500
Wireless telecommunication services 3.8%
America Movil SAB de CV	6.000	06-09-19	MXN	8,670,000	500,608
America Movil SAB de CV	6.450	12-05-22	MXN	10,370,000	583,155
Colombia Telecomunicaciones SA ESP (S)	5.375	09-27-22		1,000,000	960,000
Digicel, Ltd. (S)	6.000	04-15-21		405,000	370,575
Sprint Communications, Inc. (L)(Z)	6.000	11-15-22		935,000	687,702
Telefonica Celular del Paraguay SA (L)(S)(Z)	6.750	12-13-22		1,000,000	985,000
Turkcell Iletisim Hizmetleri AS (S)	5.750	10-15-25		1,000,000	999,872
VimpelCom Holdings BV (S)	7.504	03-01-22		550,000	587,125
Utilities 6.9%					10,316,399
Electric utilities 3.6%
Beaver Valley II Funding Corp. (Z)	9.000	06-01-17		34,000	34,170
BVPS II Funding Corp. (Z)	8.890	06-01-17		64,000	65,542
Empresa Electrica Angamos SA (S)	4.875	05-25-29		1,000,000	945,783
FPL Energy National Wind LLC (S)	5.608	03-10-24		58,998	56,048
Israel Electric Corp., Ltd. (S)	5.000	11-12-24		1,000,000	1,068,750
Israel Electric Corp., Ltd. (S)	6.700	02-10-17		1,000,000	1,035,332
Perusahaan Listrik Negara PT (S)	5.500	11-22-21		1,500,000	1,612,500
PNPP II Funding Corp.	9.120	05-30-16		11,000	11,032
Talen Energy Supply LLC (S)	4.625	07-15-19		175,000	162,750
Talen Energy Supply LLC	6.500	06-01-25		162,000	143,788
W3A Funding Corp.	8.090	01-02-17		180,345	180,350
Gas utilities 0.7%
AmeriGas Finance LLC (Z)	7.000	05-20-22		1,000,000	1,056,250
Independent power and renewable electricity producers 2.6%
Dynegy, Inc. (L)(Z)	7.625	11-01-24		1,085,000	1,060,588
NRG Energy, Inc.	6.250	07-15-22		1,925,000	1,887,116
NRG Yield Operating LLC (Z)	5.375	08-15-24		1,060,000	996,400
Term loans (M) 0.4% (0.3% of Total investments)					$646,899
(Cost $916,419)
Industrials 0.4%					646,899
Airlines 0.0%
Global Aviation Holdings, Inc. (H)	0.000	07-13-17	51,038		0
Global Aviation Holdings, Inc. (H)	0.000	02-13-18	514,063		0
Machinery 0.4%
Gardner Denver, Inc.	4.250	07-30-20	694,656		646,899

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTORS TRUST       15

Rate (%)	Maturity date	Par value^	Value
Capital preferred securities (a) 0.7% (0.4% of Total investments)	$984,000
(Cost $1,146,830)
Financials 0.7%	984,000
Diversified financial services 0.7%
ILFC E-Capital Trust II (P)(S)	4.490	12-21-65	1,200,000	984,000
U.S. Government and Agency obligations 8.3% (5.3% of Total investments)	$12,470,453
(Cost $12,129,660)
U.S. Government Agency 8.3%	12,470,453
Federal National Mortgage Association
15 Yr Pass Thru (L) (Z)	4.000	12-01-24	1,037,460	1,106,597
30 Yr Pass Thru (L) (Z)	4.000	12-01-40	2,615,549	2,836,667
30 Yr Pass Thru (L) (Z)	4.000	09-01-41	2,656,118	2,856,594
30 Yr Pass Thru (L) (Z)	4.000	10-01-41	1,403,437	1,515,066
30 Yr Pass Thru	4.000	01-01-42	715,202	772,089
30 Yr Pass Thru (L) (Z)	4.500	10-01-40	1,918,246	2,110,058
30 Yr Pass Thru	5.000	04-01-41	441,097	498,111
30 Yr Pass Thru	5.500	08-01-40	149,921	169,106
30 Yr Pass Thru	6.500	01-01-39	518,486	606,165
Foreign government obligations 2.3% (1.5% of Total investments)	$3,448,879
(Cost $3,447,774)
Argentina 0.8%	1,218,000
Republic of Argentina Bond (S)	7.500	04-22-26	1,200,000	1,218,000
Dominican Republic 0.7%	1,075,000
Government of Dominican Republic Bond (S)	6.875	01-29-26	1,000,000	1,075,000
Mexico 0.8%	1,155,879
Government of Mexico Bond	10.000	12-05-24	MXN	15,430,000	1,155,879
Collateralized mortgage obligations 2.5% (1.6% of Total investments)	$3,730,431
(Cost $2,574,163)
Commercial and residential 1.8%	2,761,253
Bear Stearns Adjustable Rate Mortgage Trust Series 2005-2, Class A1 (P)	3.090	03-25-35	266,010	265,328
Bear Stearns Asset Backed Securities Trust Series 2004-AC5, Class A1	5.750	10-25-34	242,356	241,835
Deutsche Mortgage Securities, Inc. Mortgage Loan Trust Series 2004-4, Class 2AR1 (P)	0.709	06-25-34	355,887	335,489
HarborView Mortgage Loan Trust
Series 2007-3, Class ES IO (S)	0.350	05-19-47	5,096,999	80,935
Series 2007-4, Class ES IO	0.350	07-19-47	5,371,318	79,823
Series 2007-6, Class ES IO (S)	0.343	08-19-37	4,154,703	54,127

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTORS TRUST       16

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
Hilton USA Trust Series 2013-HLF, Class EFL (P) (S)	4.191	11-05-30	761,640	$758,574
IndyMac Index Mortgage Loan Trust
Series 2005-AR18, Class 1X IO	2.063	10-25-36	6,758,307	586,987
Series 2005-AR18, Class 2X IO	1.798	10-25-36	5,990,094	358,155
U.S. Government Agency 0.7%				969,178
Federal Home Loan Mortgage Corp.
Series 290, Class IO	3.500	11-15-32	2,640,779	426,244
Series K017, Class X1 IO	1.561	12-25-21	2,756,519	172,969
Series K709, Class X1 IO	1.656	03-25-19	3,126,975	117,381
Series K710, Class X1 IO	1.895	05-25-19	3,172,584	142,378
Government National Mortgage Association Series 2012-114, Class IO	0.905	01-16-53	1,607,736	110,206
Asset backed securities 1.5% (0.9% of Total investments)				$2,154,004
(Cost $2,175,774)
ContiMortgage Home Equity Loan Trust Series 1995-2, Class A5	8.100	08-15-25	21,201	17,389
Domino's Pizza Master Issuer LLC Series 2015-1A, Class A2I (S)	3.484	10-25-45	995,000	976,033
Driven Brands Funding LLC Series 2015-1A, Class A2 (S)	5.216	07-20-45	776,100	769,409
Sonic Capital LLC Series 2011-1A, Class A2 (S)	5.438	05-20-41	383,022	391,173
			Shares	Value
Preferred securities (b) 2.0% (1.3% of Total investments)				$3,049,050
(Cost $3,014,542)
Financials 1.3%				1,973,480
Consumer finance 0.3%
SLM Corp., Series A, 6.970%			11,062	522,680
Diversified financial services 0.4%
GMAC Capital Trust I, 6.402% (P)			24,000	601,680
Real estate investment trusts 0.6%
American Tower Corp., 5.250%			8,000	849,120
Utilities 0.7%				1,075,570
Electric utilities 0.7%
Exelon Corp., 6.500%			22,195	1,075,570
Common stocks 0.0% (0.0% of Total investments)				$0
(Cost $593,666)
Consumer discretionary 0.0%				0
Media 0.0%
Vertis Holdings, Inc. (I)			34,014	0

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTORS TRUST       17

			Shares	Value
Industrials 0.0%				$0
Airlines 0.0%
Global Aviation Holdings, Inc., Class A (I)			82,159	0
	Yield* (%)	Maturity date	Par value^	Value
Short-term investments 2.3% (1.5% of Total investments)				$3,377,981
(Cost $3,377,981)
U.S. Government Agency 2.3%				3,377,981
Federal Home Loan Bank Discount Note	0.200	05-02-16	3,378,000	3,377,981
Total investments (Cost $238,445,782)† 156.1%				$233,710,363
Other assets and liabilities, net (56.1%)				($83,962,637)
Total net assets 100.0%				$149,747,726

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Key to Currency Abbreviations
BRL	Brazilian Real
MXN	Mexican Peso
Key to Security Abbreviations and Legend
IO	Interest Only Security — (Interest Tranche of Stripped Mortgage Pool). Rate shown is the effective yield at period end.
LIBOR	London Interbank Offered Rate
PIK	Payment-in-kind
(a)	Includes hybrid securities with characteristics of both equity and debt that trade with, and pay, interest income.
(b)	Includes preferred stocks and hybrid securities with characteristics of both equity and debt that pay dividends on a periodic basis.
(H)	Non-income producing - Issuer is in default.
(I)	Non-income producing security.
(L)	A portion of this security is on loan as of 4-30-16, and is a component of the fund's leverage under the Liquidity Agreement. The value of securities on loan amounted to $40,291,830.
(M)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(P)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(Q)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(S)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $85,210,202 or 56.9% of the fund's net assets as of 4-30-16.
(Z)	All or a portion of this security is segregated as collateral pursuant to the Liquidity Agreement. Total collateral value at 4-30-16 was $105,309,010.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
†	At 4-30-16, the aggregate cost of investment securities for federal income tax purposes was $239,390,652. Net unrealized depreciation aggregated to $5,680,289, of which $6,735,939 related to appreciated investment securities and $12,416,228 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTORS TRUST       18

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 4-30-16 (unaudited)

Assets
Investments, at value (Cost $238,445,782)	$233,710,363
Cash segregated at custodian for derivative contracts	290,000
Receivable for investments sold	3,728,335
Dividends and interest receivable	3,568,848
Other receivables and prepaid expenses	245,601
Total assets	241,543,147
Liabilities
Due to custodian	13,673
Liquidity agreement payable	86,900,000
Payable for investments purchased	4,467,754
Swap contracts, at value	241,096
Interest payable	75,098
Payable to affiliates
Accounting and legal services fees	1,794
Trustees' fees	1,185
Other liabilities and accrued expenses	94,821
Total liabilities	91,795,421
Net assets	$149,747,726
Net assets consist of
Paid-in capital	$175,781,684
Undistributed net investment income	823,521
Accumulated net realized gain (loss) on investments, foreign currency transactions and swap agreements	(21,883,712)
Net unrealized appreciation (depreciation) on investments, translation of assets and liabilities in foreign currencies and swap agreements	(4,973,767)
Net assets	$149,747,726

Net asset value per share
Based on 8,713,025 shares of beneficial interest outstanding — unlimited number of shares authorized with no par value	$17.19

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTORS TRUST       19

STATEMENT OF OPERATIONS  For the six months ended 4-30-16 (unaudited)

Investment income
Interest	$7,075,195
Dividends	106,855
Total investment income	7,182,050
Expenses
Investment management fees	627,957
Accounting and legal services fees	20,483
Transfer agent fees	34,174
Trustees' fees	22,422
Printing and postage	39,148
Professional fees	55,429
Custodian fees	14,530
Stock exchange listing fees	11,827
Interest expense	435,877
Other	20,363
Total expenses	1,282,210
Less expense reductions	(8,271)
Net expenses	1,273,939
Net investment income	5,908,111
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments and foreign currency transactions	(4,818,285)
Swap contracts	(202,822)
(5,021,107)
Change in net unrealized appreciation (depreciation) of
Investments and translation of assets and liabilities in foreign currencies	4,721,464
Swap contracts	197,495
4,918,959
Net realized and unrealized loss	(102,148)
Increase in net assets from operations	$5,805,963

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTORS TRUST       20

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended 4-30-16	Year ended 10-31-15
	(unaudited)
Increase (decrease) in net assets
From operations
Net investment income	$5,908,111	$12,391,321
Net realized loss	(5,021,107)	(10,241,930)
Change in net unrealized appreciation (depreciation)	4,918,959	(9,789,301)
Increase (decrease) in net assets resulting from operations	5,805,963	(7,639,910)
Distributions to shareholders
From net investment income	(6,223,373)	(13,056,148)
From fund share transactions
Repurchased	(1,085,507)	—
Total decrease	(1,502,917)	(20,696,058)
Net assets
Beginning of period	151,250,643	171,946,701
End of period	$149,747,726	$151,250,643
Undistributed net investment income	$823,521	$1,138,783
Share activity
Shares outstanding
Beginning of period	8,791,425	8,791,425
Shares repurchased	(78,400)	—
End of period	8,713,025	8,791,425

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTORS TRUST       21

STATEMENT OF CASH FLOWS For the six months ended 4-30-16 (unaudited)

Cash flows from operating activities
Net Increase in net assets from operations	$5,805,963
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Long-term investments purchased	(84,613,827)
Long-term investments sold	84,872,023
Decrease in short-term investments	3,273,019
Net amortization of premium (discount)	292,855
Increase in dividends and interest receivable	(39,378)
Increase in receivable for investments sold	(1,832,344)
Decrease in cash segregated at custodian for derivative contracts	250,000
Increase in other receivables and prepaid assets	(12,377)
Decrease in payable for investments purchased	(839,080)
Decrease in unrealized appreciation (depreciation) of swap contracts	(197,495)
Decrease in payable to affiliates	(1,410)
Increase in interest payable	8,116
Increase in due to custodian	13,673
Decrease in other liabilities and accrued expenses	(31,169)
Net change in unrealized (appreciation) depreciation on investments	(4,721,464)
Net realized loss on investments	4,816,845
Net cash provided by operating activities	$7,043,950
Cash flows from financing activities
Repurchase of common shares	($1,085,507)
Cash distributions to common shareholders	(6,223,373)
Net cash used in financing activities	($7,308,880)
Net decrease in cash	($264,930)
Cash at beginning of period	264,930
Cash at end of period	—
Supplemental disclosure of cash flow information
Cash paid for interest	$427,761

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTORS TRUST       22

Financial highlights

COMMON SHARES Period Ended	4-30-16[1]		10-31-15	10-31-14	10-31-13	10-31-12	10-31-11
Per share operating performance
Net asset value, beginning of period	$17.20		$19.56	$19.76	$20.44	$19.19	$20.11
Net investment income[2]	0.68		1.41	1.58	1.61	1.88	1.93
Net realized and unrealized gain (loss) on investments	—		(2.28)	(0.14)	(0.59)	1.30	(0.88)
Total from investment operations	0.68		(0.87)	1.44	1.02	3.18	1.05
Less distributions to common shareholders
From net investment income	(0.71)		(1.49)	(1.64)	(1.71)	(1.94)	(1.97)
Anti-dilutive impact of repurchase plan	0.02	[3]	—	—	—	—	—
Anti-dilutive impact of shelf offering	—		—	— [4]	0.01	0.01	—
Net asset value, end of period	$17.19		$17.20	$19.56	$19.76	$20.44	$19.19
Per share market value, end of period	$15.72		$15.20	$19.06	$19.30	$22.24	$21.82
Total return at net asset value (%)[5,6]	4.74	[7]	(3.85)	7.65	5.09	16.14	4.90
Total return at market value (%)[6]	8.39	[7]	(12.80)	7.40	(5.66)	11.13	13.52
Ratios and supplemental data
Net assets applicable to common shares, end of period (in millions)	$150		$151	$172	$173	$176	$164
Ratios (as a percentage of average net assets):
Expenses before reductions	1.81	[8]	1.54	1.38	1.41	1.57	1.62
Expenses including reductions[9]	1.80	[8]	1.53	1.37	1.41	1.57	1.62
Net investment income	8.34	[8]	7.70	7.94	8.00	9.65	9.63
Portfolio turnover (%)	37		74	71	61	56	45
Senior securities
Total debt outstanding end of period (in millions)	$87		$87	$87	$86	$86	$88
Asset coverage per $1,000 of debt[10]	$2,723		$2,741	$2,979	$3,013	$3,054	$2,871

1	Six months ended 4-30-16. Unaudited.
2	Based on average daily shares outstanding.
3	The repurchase plan was completed at an average repurchase price of $13.85 for 78,400 shares, which equals $1,085,507 in redemptions for the period ended 4-30-16.
4	Less than $0.005 per share.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6	Total return based on net asset value reflects changes in the fund's net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that distributions from income, capital gains and tax return of capital, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the fund's shares traded during the period.
7	Not annualized.
8	Annualized.
9	Expenses net of reductions excluding interest expense were 1.18% (annualized) 1.06%, 1.05%, 1.07%,1.07% and 1.04% for the periods ended 4-30-16, 10-31-15, 10-31-14, 10-31-13, 10-31-12 and 10-31-11, respectively.
10	Asset coverage equals the total net assets plus borrowings divided by the borrowings of the fund outstanding at period end (Note 8). As debt outstanding changes, the level of invested assets may change accordingly. Asset coverage ratio provides a measure of leverage.

SEE NOTES TO FINANCIAL STATEMENTS
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Notes to financial statements (unaudited)

Note 1 — Organization

John Hancock Investors Trust (the fund) is a closed-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act).

In 2012 and 2015, the fund filed registration statements with the Securities and Exchange Commission (SEC), registering an additional 1,000,000 and 1,000,000 common shares, respectively, through equity shelf offering programs. Under these programs, the fund, subject to market conditions, may raise additional equity capital from time to time by offering new common shares at a price equal to or above the fund's net asset value (NAV) per common share.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the NAV may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures. The time at which shares and transactions are priced and until which orders are accepted may vary to the extent permitted by the SEC and applicable regulations.

In order to value the securities, the fund uses the following valuation techniques: Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Swaps are valued using evaluated prices obtained from an independent pricing vendor. Foreign securities are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's

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own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

As of April 30, 2016, all investments are categorized as Level 2 under the hierarchy described above, except for preferred securities, which are categorized as Level 1.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Distributions received on securities that represent a tax return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain if amounts are estimable. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Stripped securities. Stripped securities are financial instruments structured to separate principal and interest cash flows so that one class receives principal payments from the underlying assets (PO or principal only), while the other class receives the interest cash flows (IO or interest only). Both PO and IO investments represent an interest in the cash flows of an underlying stripped security. If the underlying assets experience greater than anticipated prepayments of principal, the fund may fail to fully recover its initial investment in an IO security. The market value of these securities can be extremely volatile in response to changes in interest rates or prepayments on the underlying securities. In addition, these securities present additional credit risk such that the fund may not receive all or part of its principal or interest payments because the borrower or issuer has defaulted on its obligation.

Overdrafts. Pursuant to the custodian agreement, the fund's custodian may, in its discretion, advance funds to the fund to make properly authorized payments. When such payments result in an overdraft, the fund is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net

SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTORS TRUST       25

assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For federal income tax purposes, as of October 31, 2015, the fund has a capital loss carryforward of $16,118,314 available to offset future net realized capital gains. The following table details the capital loss carryforward available:

CAPITAL LOSS CARRYFORWARD EXPIRING AT OCTOBER 31
			No expiration date
2016	2017	2019	Short-term	Long-term
$912,660	$2,675,603	$2,044,097	$3,991,842	$6,494,112

As of October 31, 2015, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends quarterly and capital gain distributions, if any, annually.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. The final determination of tax characteristics of the fund's distribution will occur at the end of the fiscal year and will subsequently be reported to shareholders.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to contingent payment debt instruments, defaulted bonds, expiration of a capital loss carryforward, wash sales loss deferrals, derivative transactions and amortization and accretion on debt securities.

Statement of cash flows. Information on financial transactions that have been settled through the receipt and disbursement of cash is presented in the Statement of cash flows. The cash amount shown in the Statement of cash flows is the amount included in the fund's Statement of assets and liabilities and represents the cash on hand at the fund's custodian and does not include any short-term investments or cash segregated at the custodian for derivative contracts.

Note 3 — Derivative instruments

The fund may invest in derivatives in order to meet its investment objectives. Derivatives include a variety of different instruments that may be traded in the OTC market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the

SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTORS TRUST       26

counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Forward foreign currency contracts and certain swaps are typically traded through the OTC market. Certain swaps are regulated by the Commodity Futures Trading Commission (the CFTC) as swaps. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund for OTC transactions is held in a segregated account at the fund's custodian and is noted in the accompanying Fund's investments, or if cash is posted, on the Statement of assets and liabilities. The fund's maximum risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.

Interest rate swaps. Interest rate swaps represent an agreement between the fund and a counterparty to exchange cash flows based on the difference between two interest rates applied to a notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The fund settles accrued net interest receivable or payable under the swap contracts at specified, future intervals. Swap agreements are privately negotiated in the OTC market or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as unrealized appreciation/depreciation of swap contracts. A termination payment by the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.

Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may amount to values that are in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. Market risks may also accompany the swap, including interest rate risk. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.

During the six months ended April 30, 2016, the fund used interest rate swaps in anticipation of rising interest rates. The following table summarizes the interest rate swap contracts held as of April 30, 2016:

Counterparty	USD notional amount	Payments made by fund	Payments received by fund	Maturity date	Market value
Morgan Stanley Capital Services	$22,000,000	Fixed 1.44250%	3 Month LIBOR (a)	Aug 2016	($89,546)
Morgan Stanley Capital Services	22,000,000	Fixed 1.09375%	3 Month LIBOR (a)	May 2017	(151,550)
Total	$44,000,000				($241,096)

(a) At 4-30-16, 3-month LIBOR was 0.6366%

No interest rate swap positions were entered into or closed during the six months ended April 30, 2016.

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Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at April 30, 2016 by risk category:

Risk	Statement of assets and liabilities location	Asset derivatives fair value	Liabilities derivative fair value
Interest rate	Swap contracts, at value	—	($241,096)

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended April 30, 2016:

Risk	Statement of operations location	Swap contracts
Interest rate	Net realized gain (loss)	($202,822)

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended April 30, 2016:

Risk	Statement of operations location	Swap contracts
Interest rate	Change in unrealized appreciation (depreciation)	$197,495

Note 4 — Guarantees and indemnifications

Under the fund's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as distributor for the common shares offered through the equity shelf offering. The Advisor is an indirect, wholly owned subsidiary of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor, equivalent on an annual basis, to the sum of (a) 0.650% of the first $150 million of the fund's average daily managed assets (net assets plus borrowings under the Liquidity Agreement ( the LA)) (see Note 8), (b) 0.375% of the next $50 million of the fund's average daily managed assets, (c) 0.350% of the next $100 million of the fund's average daily managed assets and (d) 0.300% of the fund's average daily managed assets in excess of $300 million. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the six months ended April 30, 2016, this waiver amounted to 0.01% of the fund's average daily managed assets. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The expense reductions described above amounted to $8,271 for the six months ended April 30, 2016.

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Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the six months ended April 30, 2016 were equivalent to a net annual effective rate of 0.54% of the fund's average daily managed assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These accounting and legal services fees incurred for the six months ended April 30, 2016 amounted to an annual rate of 0.02% of the fund's average daily managed assets.

Distributor. The fund will compensate the Distributor with respect to sales of the common shares offered through the equity shelf offering at a commission rate of 1%of the gross proceeds of the sale of common shares, a portion of which is allocated to the selling dealers. During the six months ended April 30, 2016, there was no compensation paid to the Distributor. The Distributor has an agreement with a sub-placement agent in the sale of common shares. The fund is not responsible for payment of commissions to the sub placement agent.

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. These Trustees receive from the fund and the other John Hancock closed-end funds an annual retainer. In addition, Trustee out-of-pocket expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 6 — Fund share transactions

On December 10, 2015, the Board of Trustees approved a share repurchase program. Under the share repurchase program, the fund may purchase in the open market, up to 10% of its outstanding common shares between December 11, 2015 and December 31, 2016 (based on common shares outstanding as of November 30, 2015). During the six months ended April 30, 2016, the fund repurchased 0.89% of its common shares outstanding under the repurchase program. The weighted average discount per share on these repurchases amounted to 10.90% for the six months ended April 30, 2016. Shares repurchased and corresponding dollar amounts are included on the Statements of changes in net assets. The anti-dilutive impact of these share repurchases is included in the Financial highlights.

During the six months ended April 30, 2016 and year ended October 31, 2015, there was no activity under the shelf offering program. Proceeds received in connection with the shelf offering are net of commissions and offering costs. Total offering costs of $266,941 have been prepaid by the fund. These costs are deducted from proceeds as shares are issued. To date, $21,863 has been deducted from proceeds of shares issued and the remaining $245,078 is included in Other receivables and prepaid expenses on the Statement of assets and liabilities.

Note 7 — Leverage risk

The fund utilizes the LA to increase its assets available for investment. When the fund leverages its assets, common shareholders bear the fees associated with the LA and have potential to benefit or be disadvantaged from the use of leverage. The Advisor's fee is also increased in dollar terms from the use of leverage. Consequently, the fund and the Advisor may have differing interests in determining whether to leverage the fund's assets. Leverage creates risks that may adversely affect the return for the holders of common shares, including:

•	the likelihood of greater volatility of NAV and market price of common shares;
•	fluctuations in the interest rate paid for the use of the LA;
•	increased operating costs, which may reduce the fund's total return;
•	the potential for a decline in the value of an investment acquired through leverage, while the fund's obligations under such leverage remains fixed; and
SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTORS TRUST       29

•	the fund is more likely to have to sell securities in a volatile market in order to meet asset coverage or other debt compliance requirements.

To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the fund's return will be greater than if leverage had not been used, conversely, returns would be lower if the cost of the leverage exceeds the income or capital appreciation derived.

In addition to the risks created by the fund's use of leverage, the fund is subject to the risk that it would be unable to timely, or at all, obtain replacement financing if the LA is terminated. Were this to happen, the fund would be required to de-leverage, selling securities at a potentially inopportune time and incurring tax consequences. Further, the fund's ability to generate income from the use of leverage would be adversely affected.

Note 8 — Liquidity agreement

Effective December 2, 2015, the fund has entered into the LA with State Street Bank & Trust Company (SSB) that allows it to borrow up to $86.9 million (maximum facility amount) and includes a securities lending provision. The amounts outstanding at April 30, 2016 are shown in the Statement of assets and liabilities as Liquidity agreement payable.

The fund pledges its assets as collateral to secure obligations under the LA. The fund retains the risks and rewards of the ownership of assets pledged to secure obligations under the LA and may make these assets available for securities lending transactions. Under the terms of the LA, the fund may enter into securities lending transactions initiated by SSB, acting as the fund's authorized securities lending agent. All securities lent through SSB are required to be secured with cash collateral received from the securities lending counterparty in amounts at least equal to 100% of the initial market value of the securities lent. Cash collateral received by SSB, in its role as securities lending agent for the fund is credited against the amounts drawn under the LA. Any amounts credited against the LA are considered leverage and would be subject to various limitations in the LA and/or the 1940 Act. Upon return of loaned securities, SSB will return collateral to the securities lending counterparty and will cause amounts drawn under the LA to increase by the amount of collateral returned. Amounts paid by securities lending counterparties for loaned securities are retained by SSB.

In the event of a securities lending counterparty default, SSB indemnifies the fund for certain losses that may arise in connection with the default. SSB uses the collateral received from the securities lending counterparty to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of the replacement securities, SSB is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of the collateral. Although the risk of the loss of the securities lent is mitigated by receiving collateral from the securities lending counterparty and through SSB indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the securities lending counterparty fails to return the securities on a timely basis.

Interest charged is at the rate of one-month LIBOR (London Interbank Offered Rate) plus 0.60%, and is payable monthly on the collective balance of the drawdowns outstanding and the securities lending activities of the fund. As of April 30, 2016, the fund had a collective balance of $86,900,000 at an interest rate of 1.04%, which is reflected in the LA payable on the Statement of assets and liabilities. During the period from December 2, 2015 to April 30, 2016, the average balance of the LA and the effective average interest rate were $86,158,278 and 1.04%, respectively.

After the six month anniversary of the effective date of the agreement, the fund may terminate the LA with 60 days' notice. If certain asset coverage and collateral requirements, minimum net assets or other covenants are not met, the LA could be deemed in default and result in termination. Absent a default or facility termination event, SSB is required to provide the fund with 360 days' notice prior to terminating the LA.

Prior to December 2, 2015, the fund had entered into a credit facility agreement (CFA) with Credit Suisse Securities (USA) LLC (CSSU), that allowed the fund's borrowing not to exceed 33 1/3% of the fund's managed assets and to invest the borrowings in accordance with its investment practices. Interest was charged at the rate of one-month LIBOR plus 0.70% and was paid

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monthly. During the period from November 1, 2015 to December 2, 2015, the average balance of the CFA and the effective average interest rate were $85,996,774 and 0.92%, respectively. The combined interest accrued by the fund for both the LA and the CFA, for the six months ended April 30, 2016, is reflected in the Interest expense on the Statement of operations. The blended effective average interest rate for the six months ended April 30, 2016 was 1.02%.

Note 9 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities and U.S. Treasury obligations, amounted to $84,478,664 and $84,735,146, respectively, for the six months ended April 30, 2016. Purchases and sales of U.S. Treasury obligations aggregated $135,163 and $136,877, respectively, for the six months ended April 30, 2016.

SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTORS TRUST       31

ADDITIONAL INFORMATION

Unaudited

Investment objective and policy

The fund is a diversified, closed-end, management investment company, common shares of which were initially offered to the public in January 1971. The fund's primary investment objective is to generate income for distribution to its shareholders, with capital appreciation as a secondary objective. The preponderance of the fund's assets are invested in a diversified portfolio of debt securities issued by U.S. and non-U.S. corporations and governments, some of which may carry equity features. Up to 50% of the value of the fund's assets may be invested in restricted securities acquired through private placements. The fund may also invest in repurchase agreements. The fund utilizes a credit facility agreement to increase its assets available for investments.

Effective December 2, 2015, the Board of Trustees approved changes to the fund's investment policy regarding securities lending, replacing it with the following: "The fund may seek to obtain additional income or portfolio leverage by making secured loans of its portfolio securities with a value of up to 33 1/3% of its total assets. In such transactions, the borrower pays to the fund an amount equal to any dividends or interest received on loaned securities. The fund retains all or a portion of the dividends, interest, capital gains, and/or other distributions received on investment of cash collateral in short-term obligations of the U.S. government, cash equivalents (including shares of a fund managed by the fund's investment adviser or an affiliate thereof), or other investments consistent with the fund's investment objective, policies, and restrictions, or receives a fee from the borrower. As a result of investing such cash collateral in such investments, the fund will receive the benefit of any gains and bear any losses generated by such investments. All securities loans will be made pursuant to agreements requiring that the loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the market value of the loaned securities. The fund may pay reasonable finders', administrative and custodial fees in connection with loans of its portfolio securities. Although voting rights or rights to consent accompanying loaned securities pass to the borrower, the fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the fund with respect to matters materially affecting the fund's investment. The fund may also call a loan in order to sell the securities involved. Lending portfolio securities involves risks of delay in recovery of the loaned securities or, in some cases, loss of rights in the collateral should the borrower commence an action relating to bankruptcy, insolvency or reorganization. Accordingly, loans of portfolio securities will be made only to borrowers considered by the Adviser to be creditworthy under guidelines adopted by the Board of Trustees. Investing cash collateral received in connection with securities lending transactions in any investment that is consistent with the fund's investment objective, policies, and limitations may subject the fund to risk of loss greater than the risk of loss associated with investing collateral solely in short-term U.S. government obligations or cash equivalents."

The use of securities lending collateral to obtain leverage in the fund's investment portfolio may subject the fund to greater risk of loss than would reinvestment of collateral in short-term, highly-rated investments. Risks associated with the fund's use of leverage are discussed under Note 7 to the financial statements.

Declaration of Trust and By-laws

Effective January 22, 2016, the Board of Trustees of the fund amended and restated in its entirety the Declaration of Trust and the By-Laws for the fund. The amendments to the Declaration of Trust include, among other changes, provisions that: (i) clarify certain duties, responsibilities, and powers of the Trustees; and (ii) clarify that shareholders are not intended to be third-party beneficiaries of fund contracts. The amendments to the By-Laws include, among other changes, provisions that: (i) clarify that, other than as provided under federal securities laws, the shareholders may only bring actions involving the fund derivatively; and (ii) provide that any action brought by a shareholder related to the fund will be brought in Massachusetts state or federal court, and that, if a claim is brought in a different jurisdiction and subsequently changed to a Massachusetts venue, the shareholder will be required to reimburse the fund for such expenses. The foregoing description of the Declaration of Trust and By-Laws are qualified in their entirety by the full text of the Declaration of Trust and By-Laws, each effective as of January 22, 2016, which is available by writing to the Secretary of the fund at 601 Congress Street, 11th Floor, Boston, Massachusetts 02210, and are available on the SEC's website. The Declaration of Trust also is available on the Secretary of the Commonwealth of Massachusetts' website.

SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTORS TRUST       32

Effective March 10, 2016, the Board of Trustees of the fund amended the By-Laws of the fund to provide that Trustees' mandatory retirement age shall be determined from time to time by a resolution of the majority of the Trustees.

Dividends and distributions

During the six months ended April 30, 2016, distributions from net investment income totaling $0.7109 per share were paid to shareholders. The dates of payments and the amounts per share were as follows:

Payment date	Income distributions
December 31, 2015	$0.3735
March 31, 2016	0.3374
Total	$0.7109

Shareholder meeting

The fund held its Annual Meeting of Shareholders on January 26, 2016. The following proposal was considered by the shareholders:

Proposal: Election of thirteen (13) Trustees to serve for a three-year term ending at the 2018 Annual Meeting of Shareholders. Each Trustee was elected to continue to serve as Trustee by the fund's shareholders and the votes cast with respect to each Trustee are set forth below.

	Total votes for the nominee	Total votes withheld from the nominee
Independent Trustees
Charles L. Bardelis	6,839,573.956	366,811.955
Peter S. Burgess	6,867,892.308	338,493.603
William H. Cunningham	6,876,158.337	330,227.574
Grace K. Fey	6,855,865.653	350,520.258
Theron S. Hoffman	6,851,080.871	355,305.040
Deborah C. Jackson	6,844,991.301	361,394.610
Hassell H. McClellan	6,871,708.871	334,677.040
James M. Oates	6,864,101.871	342,284.040
Steven R. Pruchansky	6,839,022.090	367,363.821
Gregory A. Russo	6,882,963.871	323,422.040
Non-Independent Trustee
James R. Boyle	6,832,143.272	374,242.639
Craig Bromley	6,819,461.871	386,924.040
Warren A. Thomson	6,837,896.175	368,489.736

SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTORS TRUST       33

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Computershare Shareowner Services, LLC

Legal counsel

K&L Gates LLP

Stock symbol

Listed New York Stock Exchange: JHI

*Member of the Audit Committee
†Non-Independent Trustee

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-852-0218.

You can also contact us:
800-852-0218 jhinvestments.com	Regular mail: Computershare P.O. Box 30170 College Station, TX 77842-3170

SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTORS TRUST       34

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

ESG All Cap Core

ESG Large Cap Core

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Equity

U.S. Global Leaders Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Global Real Estate

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

The fund's investment objectives, risks, charges, and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, contact your financial professional, call John Hancock Investments at 800-852-0218, or visit the fund's website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios

Retirement Living Portfolios

Retirement Living II Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We build funds based on investor needs, then search the world to find proven portfolio teams with specialized expertise in those strategies.
As a manager of managers, we apply vigorous oversight to ensure that they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Advisers, LLC 601 Congress Street ■ Boston, MA 02210-2805 800-852-0218 ■ jhinvestments.com
MF292064	P5SA 4/16 6/16

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable at this time.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)	Not applicable.
(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) Not applicable.

(b)

Period	Total number of shares purchased	Average price per share	Total number of shares purchased as part of publicly announced plans*	Maximum number of shares that may yet be purchased under the plans
Dec-15	-	-	-	879,143*
Jan-16	38,700	$13.662	38,700	840,443
Feb-16	39,700	13.995	78,400	800,743
Mar-16	-	-	-	800,743
Apr-16	-	-	-	800,743
Total	78,400	$13.831

* On December 10, 2015, the Board of Trustees approved a share repurchase program. Under the share repurchase program, the Fund may purchase in the open market, up to 10% of its outstanding common shares between December 11, 2015 and December 31, 2016 (based on common shares outstanding as of November 30, 2015).

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter.”

ITEM 11. CONTROLS AND PROCEDURES.

(a)       Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)       There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter.”

(c)(2) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Investors Trust

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	June 17, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	June 17, 2016

By:	/s/ Charles A. Rizzo
Charles A. Rizzo
Chief Financial Officer

Date:	June 17, 2016